Filed pursuant to Rule 497
1933 Act File No. 333-218611

PROSPECTUS SUPPLEMENT dated January 16, 2019
(to Prospectus dated May 2, 2018, as supplemented from time to time)

EAGLE POINT CREDIT COMPANY INC.

$100,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

This prospectus supplement supplements the prospectus supplement dated December 14, 2018, the prospectus supplement dated November 30, 2018, or the “November Prospectus Supplement”, and the accompanying prospectus thereto dated May 2, 2018, or the “Base Prospectus.” The Base Prospectus and each prospectus supplement listed above, including this prospectus supplement, are collectively referred to as the “Prospectus.” The Prospectus relates to the offering of $100,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated June 28, 2017, with B. Riley FBR, Inc. (as successor to FBR Capital Markets & Co.), or the “Sales Agreement.” This prospectus supplement provides certain updated financial information for the Company as of December 31, 2018.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-21 of the November Prospectus Supplement and page 18 of the Base Prospectus.

The terms “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

As of December 17, 2018, our office, the office of our Adviser and each of our officers and directors are located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

UPDATED FINANCIAL INFORMATION

Status of the Offering

The number of shares of our common stock and Series B Term Preferred Stock sold in this offering, the gross proceeds raised, the net proceeds to us before offering and transaction expenses and the related sales agent commissions are as follows:

	Number of Shares of Common Stock	Number of Shares of Series B Term Preferred Stock	Gross Proceeds	Aggregate Sales Agent Commissions	Net Proceeds (Before Offering and Transaction Expenses)
Fiscal year ended December 31, 2018
Fourth Quarter	35,748	17,142	$947,338	$12,981	$934,357
Fiscal year ending December 31, 2019
First Quarter (through January 16, 2019)	-	-	-	-	-
Total	35,748	17,142	$947,338	$12,981	$934,357

Estimated Financial Information as of December 31, 2018

Management’s unaudited estimate of the range of our net asset value per share of our common stock as of December 31, 2018 was between $12.35 and $12.45.

In addition, management’s unaudited estimate of the range of our net investment income and realized gains/loss per share of our common stock for the quarter ended December 31, 2018 was between $0.35 and $0.39.

Distributions

On January 2, 2019, we declared three monthly distributions on shares of our common stock of $0.20 per share. Such distributions are expected to be paid on January 31, 2019, February 28, 2019 and March 29, 2019 to holders of record as of January 14, 2019, February 12, 2019 and March 12, 2019, respectively.

On January 2, 2019, we declared three monthly distributions of $0.161459 per share on shares of each of our 7.75% Series A Term Preferred Stock due 2022 and the Series B Term Preferred Stock. Such distributions are expected to be paid on January 31, 2019, February 28, 2019 and March 29, 2019 to holders of record as of January 14, 2019, February 12, 2019 and March 12, 2019, respectively.